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                                                                Exhibit 10.61.1

                                  AMENDMENT ONE

     AMENDMENT ONE (this "AMENDMENT") dated as of August 17, 2000 by and among (i) EDISON MISSION ENERGY ("EME"), (ii) CERTAIN COMMERCIAL LENDING INSTITUTIONS PARTY HERETO, (the "LENDERS") and (iii) CITICORP USA, INC., as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

               WHEREAS, EME, the Lenders and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 18, 1999 (as heretofore amended, modified and supplemented, the "CREDIT AGREEMENT"), which sets forth, INTER ALIA, certain covenants of EME;

               WHEREAS, EME and its Subsidiary, Midwest Generation, LLC ("Midwest"), desire to enter into the Leveraged Lease Transaction (as defined herein); and

               WHEREAS, EME has requested, and the Lenders and the Administrative Agent have agreed, to amend certain provisions of the Credit Agreement so as to permit the Leveraged Lease Transaction;

               NOW, THEREFORE, the parties hereto agree as follows:

               Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

               Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

        (a) SECTION 1.1 of the Credit Agreement shall be amended by adding the following definitions in alphabetical order:

                        AMENDMENT ONE TO CREDIT AGREEMENT

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               ""LEVERAGED LEASE BASIC DOCUMENTS" means the Basic Documents as defined in the Leveraged Lease Participation Agreement.

               "LEVERAGED LEASE PARTICIPATION AGREEMENT" means, collectively,
               (i) the Participation Agreement to be entered into among Midwest Generation, LLC, the Borrower, Powerton Trust I, Powerton Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York , as Pass Through Trustee; (ii) the Participation Agreement to be entered into among Midwest Generation, LLC, the Borrower, Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (iii) the Participation Agreement to be entered into among Midwest Generation, LLC, the Borrower, Joliet Trust I, Joliet Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; and (iv) the Participation Agreement to be entered into among Midwest Generation, LLC, the Borrower, Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee.

               "LEVERAGED LEASE TRANSACTION" means the transaction consummated pursuant to the Leveraged Lease Participation Agreement and the Leveraged Lease Basic Documents.".

        (b) SECTION 7.2.5 of the Credit Agreement shall be amended by (i) deleting the "and" at the end of SUBSECTION 7.2.5(d) of the Credit Agreement;
(ii) deleting the period at the end of SUBSECTION 7.2.5(e) of the Credit Agreement and replacing it with the following: "; and"; and (iii) adding SUBSECTION 7.2.5(f) to SECTION 7.2.5 of the Credit Agreement as follows:

               "(f) Investments in Persons primarily engaged in the power generation, power sales or power transmissions business.".


                        AMENDMENT ONE TO CREDIT AGREEMENT
                                      -2-

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        (c) SECTION 7.2.7 of the Credit Agreement shall be amended by (i)
deleting the period at the end of SUBSECTION 7.2.7(b) of the Credit Agreement and (ii) adding the following language at the end of SUBSECTION 7.2.7(b) of the Credit Agreement after the word "Investments":

               "or are used to purchase or repay Indebtedness ranking equal in right of payment to the Indebtedness of the Borrower hereunder.".

        (d) SECTION 7.2.8 of the Credit Agreement shall be amended by adding the following sentence at the end of the section:

               "Notwithstanding the foregoing, the Leveraged Lease Transaction and the Leveraged Lease Basic Documents shall be deemed not to be contracts or arrangements with an Affiliate for the purposes of this SECTION 7.2.8.".

        (e) SECTION 7.2.9 of the Credit Agreement shall be amended by (i) adding the following after the word "excluding" in the second line of SECTION
7.2.9 of the Credit Agreement: "(i)"; and (ii) adding the following after the word "Indebtedness" in line four of SECTION 7.2.9 of the Credit Agreement:
"and, (ii) any Leveraged Lease Basic Document and any agreement with respect to any Indebtedness entered into by the Borrower or any of its Subsidiaries in connection with the Leveraged Lease Transaction".

               Section 3. CONDITIONS PRECEDENT. This Amendment shall become effective and the Credit Agreement shall be amended on the date (the "AMENDMENT EFFECTIVE DATE") on which (a) the Administrative Agent shall have received from the Borrower and the Required Lenders a copy of this Amendment (whether the same or different copies) duly executed and delivered by the Borrower and the Required Lenders and (b) the Leveraged Lease Transaction shall have been consummated pursuant to the Leveraged Lease Basic Documents and the Leveraged Lease Participation Agreement in form and substance substantially similar to the versions in effect on the date hereof, with any material changes as the Administrative Agent shall have approved. Notwithstanding the preceding sentence, this Amendment shall not become effective and the Credit Agreement shall not be amended on the Amendment Effective Date (a) if a Default or an Event of Default has occurred and is continuing on such date and (b) unless, except as disclosed in the Borrower's filings with the Securities and Exchange Commission pursuant to the Exchange Act of 1934, as

                        AMENDMENT ONE TO CREDIT AGREEMENT
                                      -3-

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amended, the representations and warranties of the Borrower contained in the
Loan Documents are true and correct in all material respects as of the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date). The Administrative Agent shall notify the Lenders of the Amendment Effective Date promptly following the effectiveness of this Amendment.

               Section 5. EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel.

               Section 6. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by facsimile signature, all of which taken together shall constitute one and the same original instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.



                        AMENDMENT ONE TO CREDIT AGREEMENT
                                      -4-

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                  EDISON MISSION ENERGY


                                  By:  /s/ Gary Garcia
                                     -------------------------------
                                       Name:  Gary Garcia
                                       Title: Treasurer

                                  CITICORP USA, INC.,
                                  as Administrative Agent and Initial Lender


                                  By:  /s/ Sandip Sen
                                     -------------------------------
                                       Name:  Sandip Sen
                                       Title: Managing Director
                                              (Attorney-In-Fact)

                                  CREDIT SUISSE FIRST BOSTON,
                                  as Initial Lender


                                  By:  /s/ James P. Moran
                                     -------------------------------
                                       Name:  James P. Moran
                                       Title: Director

                                  By:  /s/ Bill O' Daly
                                     -------------------------------
                                       Name:  Bill O' Daly
                                       Title: Vice President


                        AMENDMENT ONE TO CREDIT AGREEMENT


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                                  LEHMAN COMMERCIAL PAPER
                                  INC.,
                                  as Initial Lender

                                  By:  /s/ Michele Swanson
                                     -------------------------------
                                       Name:  Michele Swanson
                                       Title: Authorized Signatory

                                  SOCIETE GENERALE,
                                  as Initial Lender

                                  By:  /s/ David Bird
                                     -------------------------------
                                       Name:  David Bird
                                       Title: Vice President

                                  ABN AMRO BANK N.V.,
                                  as Lender

                                  By:  /s/ David B. Bryant
                                     -------------------------------
                                       Name:  David B. Bryant
                                       Title: Senior Vice President/
                                       Managing Director

                                  By:  /s/ Gregory Babaya
                                     -------------------------------
                                       Name: Gregory Babaya
                                       Title: Assistant Vice President

                                  AUSTRALIA & NEW ZEALAND
                                  BANK,
                                  as Lender

                                  By:  /s/ Richard M. Chinloy
                                     -------------------------------
                                       Name:  Richard M. Chinloy
                                       Title: Director


                        AMENDMENT ONE TO CREDIT AGREEMENT

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                                  BANCO DI NAPOLI,
                                  as Assignee

                                  By:
                                       Name:
                                       Title:

                                  UNION BANK OF CALIFORNIA,
                                  as Lender

                                  By:  /s/ Dennis G. Blank
                                     -------------------------------
                                       Name:  Dennis G. Blank
                                       Title: Vice President


                                  BANK OF MONTREAL,
                                  as Lender


                                  By:  /s/ Cahal B. Carmody
                                     -------------------------------
                                       Name:  Cahal B. Carmody
                                       Title: Director


                                  BANK OF NOVA SCOTIA,
                                  as Lender


                                  By:  /s/ John Gluck
                                     -------------------------------
                                       Name: John Gluck
                                       Title: Managing Director


                        AMENDMENT ONE TO CREDIT AGREEMENT


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                                  BARCLAYS BANK PLC,
                                  as Lender


                                  By:
                                       Name:
                                       Title:


                                  BAYERISCHE HYPO-UND
                                  VEREINSBANK AG,
                                  as Lender


                                  By:
                                       Name:
                                       Title:


                                  BAYERISCHE LANDESBANK
                                  GIROZENTRALE,
                                  as Lender

                                  By:  /s/ Thomas von Kistowsky
                                     -------------------------------
                                       Name:  Thomas von Kistowsky
                                       Title: Senior Vice President /
                                       Branch Director

                                  By:  /s/ Cornelia Wintergerst
                                     -------------------------------
                                       Name:  Cornelia Wintergerst
                                       Title: Vice President


                        AMENDMENT ONE TO CREDIT AGREEMENT

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                                  CREDIT LYONNAIS,
                                  as Lender


                                  BNP PARIBAS,
                                  as Lender


                                  By:
                                       Name:
                                       Title:

                                  COMMERZBANK AG,
                                  as Lender


                                  By:
                                       Name:
                                       Title:

                                  CREDIT INDUSTRIEL ET
                                  COMMERCIAL
                                  as Lender


                                  By:  /s/ Marc Baraduc
                                     -------------------------------
                                       Name:  Marc Baraduc
                                       Title:  Assistant Vice President

                                  By:  /s/ Mark D. Palin
                                     -------------------------------
                                       Name:  Mark D. Palin
                                       Title: Vice President


                                  CREDIT LOCAL DE FRANCE,
                                  as Lender

                                  By:
                                       Name:
                                       Title:


                        AMENDMENT ONE TO CREDIT AGREEMENT

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                                  CREDIT LYONNAIS,
                                  as Lender


                                  By:
                                       Name:
                                       Title:


                                  DRESDNER BANK,
                                  as Lender


                                  By: /s/ Michael E. Higgins
                                  ----------------------------
                                  Name:  Michael E. Higgins
                                  Title: Vice President

                                  By: /s/ Andrew Cullinan
                                  ----------------------------
                                  Name:  Andrew Cullinan
                                  Title: Assistant Treasurer

                                  INDUSTRIAL BANK OF JAPAN,
                                  as Lender


                                  By:
                                       Name:
                                       Title:


                                  ING US CAPITAL CORP,
                                  as Lender

                                  By:
                                       Name:
                                       Title:


                        AMENDMENT ONE TO CREDIT AGREEMENT

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                                  NORDEUTSCHE LANDESBANK
                                  GIROZENTRALE,
                                  as Lender

                                  By:  /s/ Bruno J-M Mejean
                                     -------------------------------
                                       Name:  Bruno J-M Mejean
                                       Title: Senior Vice President

                                  By:  /s/ Stefanie Scholz
                                     -------------------------------
                                       Name:  Stefanie Scholz
                                       Title: A.T.

                                  CITIBANK, N.A.,
                                  as Lender

                                  By:
                                       Name:
                                       Title:

                                  ROYAL BANK OF SCOTLAND,
                                  as Lender

                                  By:  /s/ Derek Weir
                                     -------------------------------
                                       Name:  Derek Weir
                                       Title: Senior Vice President


                        AMENDMENT ONE TO CREDIT AGREEMENT

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                                  WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE,
                                  as Lender

                                  By:  /s/ Michael P. Sassos
                                     -------------------------------
                                       Name:  Michael P. Sassos
                                       Title: Associate Director

                                  By:  /s/ Cyril Derueloy
                                     -------------------------------
                                       Name:  Cyril Derueloy
                                       Title:  Manager





                        AMENDMENT ONE TO CREDIT AGREEMENT